                                                                    Exhibit 10.5

                              AMENDMENT NUMBER TWO
                                     to the

             MASTER REPURCHASE AGREEMENT (2007 RESIDUAL SECURITIES)

                           Dated as of April 18, 2007

                                      AMONG
                        WACHOVIA INVESTMENT HOLDINGS, LLC
                         WACHOVIA CAPITAL MARKETS, LLC,
                            NOVASTAR MORTGAGE, INC.,
                      NOVASTAR CERTIFICATES FINANCING LLC,
                  NOVASTAR CERTIFICATES FINANCING CORPORATION,
                            NOVASTAR FINANCIAL, INC.,
                                       AND
                            NFI HOLDING CORPORATION,

     AMENDMENT  NUMBER TWO  ("Amendment  Number Two"),  dated as of September 7,
2007,  by and among  Wachovia  Investment  Holdings,  LLC,  as buyer  ("Buyer"),
Wachovia  Capital  Markets,  LLC ("Agent"),  NovaStar  Mortgage,  Inc.  ("NMI"),
NovaStar Certificates  Financing LLC ("NCF") and NovaStar Certificates Financing
Corporation  ("NovaStar  Financing",  together with NMI and NCF, each a "Seller"
and collectively,  jointly and severally, the "Sellers") and NovaStar Financial,
Inc. ("NFI") and NFI Holding Corporation ("NFI Holding", together with NFI, each a "Guarantor" and collectively,  jointly and severally, the "Guarantors") to the
Master Repurchase  Agreement (2007 Residual  Securities),  dated as of April 18,
2007, as amended by Amendment  Number One,  dated May 10, 2007 (as amended,  the
"Master Repurchase Agreement"), among the Buyer, Agent, Sellers and Guarantors.

                                    RECITALS

     WHEREAS,  Buyer,  the Sellers,  the Guarantors and the Agent have agreed to amend the Master Repurchase  Agreement  pursuant to the terms and conditions set forth herein.

     NOW  THEREFORE,  for good  and  valuable  consideration,  the  receipt  and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Any terms  capitalized but not otherwise  defined herein shall have the  respective  meanings  set forth in the Master  Repurchase
Agreement.

     SECTION  2.  Amendments.  Effective  as of  the  date  hereof,  the  Master
Repurchase Agreement is hereby amended as follows:

     (a) The  first  sentence  in  Section  9(a)(vi)  of the  Master  Repurchase
Agreement is hereby amended by deleting the reference to "$517,000,000"  therein and replacing it with "$150,000,000".

     (b) Section 13(s) of the Master Repurchase  Agreement is hereby amended and restated in its entirety as follows:

          s. Maintenance of Adjusted  Tangible Net Worth. The Adjusted  Tangible
          Net Worth of NFI at any time shall be greater than $150,000,000.

     (c) Section 18(p) of the Master Repurchase  Agreement is hereby amended and restated in its entirety as follows:

          p. [reserved];

     (d) Section 18(q) of the Master Repurchase  Agreement is hereby amended and restated in its entirety as follows:.

          q. the Adjusted Tangible Net Worth of NFI, on a consolidated basis, is less than or equal to $150,000,000 at any time;"

     (e) Clause (i) of Exhibit A-2 to the Master Repurchase  Agreement is hereby deleted in its entirety and replaced with the following:

          (i) [reserved];

     (f) Clause (ii) of Exhibit A-2 to the Master Repurchase Agreement is hereby amended by deleting the  reference to  "$517,000,000"  therein and  replacing it with "$150,000,000".

     SECTION 3.  Conditions  Precedent.  This Amendment  Number Two shall become effective only when:

     (a) this Amendment  Number Two is executed and delivered by duly authorized officers of each of Buyer, Seller, Guarantors and Agent;

     (b) Buyer shall have received all fees and other amounts due and payable on or  prior to the date  hereof,  including  reimbursement  of all  out-of  pocket expenses  required to be  reimbursed  or paid by Seller  hereunder  or any other
Program Document;

     (c) Any other deliverable due as the date hereof to Buyer; and

     (d) Buyer has received  any other  documents as the Buyer or counsel to the
Buyer may reasonably request.

     SECTION 4. Governing  Law. THIS AMENDMENT  NUMBER TWO SHALL BE CONSTRUED IN
ACCORDANCE  WITH,  AND  GOVERNED  BY, THE LAW OF THE STATE OF NEW YORK,  WITHOUT
GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     SECTION 5. Counterparts.  This Amendment Number Two may be executed by each of the  parties  hereto on any number of  separate  counterparts,  each of which shall be an original and all of which taken  together  shall  constitute one and the same instrument.

     SECTION  6.  Costs.   Sellers  shall  promptly   reimburse  Buyer  for  all
out-of-pocket  costs and expenses of Buyer in connection  with the  preparation, execution  and  delivery  of  this  Amendment  Number  Two  (including,  without limitation, the fees and expenses of counsel for Buyer).

     SECTION 7. Limited Effect.  Except as amended hereby, the Master Repurchase
Agreement  shall  continue  in full  force  and  effect in  accordance  with its respective terms. Reference to this Amendment Number Two need not be made in the
Master  Repurchase  Agreement or any other  instrument  or document  executed in connection therewith,  or in any certificate,  letter or communication issued or made  pursuant  to, or with  respect to, the Master  Repurchase  Agreement,  any reference therein to the Master Repurchase Agreement,  being sufficient to refer to the  Master  Repurchase  Agreement,  as  amended  thereby.  Sellers  shall be responsible for all costs associated with this Amendment Number Two.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF,  Sellers, Buyer, Agent and Guarantors have caused their names to be signed to this  Amendment  Number Two by their  respective  officers thereunto duly authorized as of the date first above written.

                                       NOVASTAR MORTGAGE, INC., as Seller

                                       By:  /s/ Todd M. Phillips
                                           -------------------------------
                                       Name:  Todd M. Phillips
                                       Title:  Vice President, Treasurer &
                                               Controller

                                       NOVASTAR CERTIFICATES FINANCING LLC,
                                       as Seller

                                       By:  /s/ Todd M. Phillips
                                           -------------------------------
                                       Name:  Todd M. Phillips
                                       Title:  Vice President, Treasurer &
                                               Controller

                                       NOVASTAR CERTIFICATES FINANCING
                                       CORPORATION, as Seller

                                       By:  /s/ Todd M. Phillips
                                           -------------------------------
                                       Name:  Todd M. Phillips
                                       Title:  Vice President, Treasurer &
                                               Controller

Amendment No. 2 to the Master Repurchase Agreement (Residual Securities)

                                       WACHOVIA INVESTMENT HOLDINGS, LLC,
                                       as Buyer

                                       By:  /s/ Andrew W. Riebe
                                          --------------------------------------
                                       Name:  Andrew W. Riebe
                                            ------------------------------------
                                       Title:  Director
                                             -----------------------------------

                                       WACHOVIA CAPITAL MARKETS, LLC, as Agent

                                       By:  /s/ Scott Schuman
                                          --------------------------------------
                                       Name:  Scott Schuman
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------

Amendment No. 2 to the Master Repurchase Agreement (Residual Securities)

Acknowledged and Agreed:

NFI HOLDING CORPORATION, as Guarantor

By:  /s/ Todd M. Phillips
   -------------------------------
Name:  Todd M. Phillips
Title:  Vice President, Treasurer &
        Controller

NOVASTAR FINANCIAL, INC., as Guarantor

By:  /s/ Todd M. Phillips
   -------------------------------
Name:  Todd M. Phillips
Title:  Vice President, Treasurer &
        Controller

NOVASTAR MORTGAGE INC., as Guarantor

By:  /s/ Todd M. Phillips
   -------------------------------
Name:  Todd M. Phillips
Title:  Vice President, Treasurer &
        Controller

HOMEVIEW LENDING, INC., as Guarantor

By:  /s/ Todd M. Phillips
   -------------------------------
Name:  Todd M. Phillips
Title:  Vice President

Amendment No. 2 to the Master Repurchase Agreement (Residual Securities)